Exhibit 10.2

THIRD AMENDMENT

OF

APOGEE ENTERPRISES, INC.

OFFICERS’ SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2005 Restatement)

The “APOGEE ENTERPRISES, INC. OFFICERS’ SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN” as adopted by APOGEE ENTERPRISES, INC., a Minnesota corporation, and first effective January 1, 1998, and as amended and restated in a document entitled “Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement)” effective January 1, 2005, and as amended by two amendments is hereby further amended in the following respects:

1. ACCRUAL CESSATION DATE. Effective as of December 31, 2008, Section 1.1 of the Plan Statement is amended by adding the following new Section 1.1.1 (and all subsequent sections are renumbered):

1.1.1. Accrual Cessation Date — December 31, 2008.

2. FREEZING ACCRUED SERP BENEFIT. Effective for determining the Accrued SERP Benefit of Participants after the Accrual Cessation Date, Section 1.1.2 (formerly Section 1.1.1) of the Plan Statement is amended by adding the following new Section 1.1.2(d):

(d)	Accrual Cessation Date. Notwithstanding the above, benefit accruals under this Plan shall cease as of the Accrual Cessation Date and the Accrued SERP Benefit determined as of the Accrual Cessation Date shall not thereafter change. This freeze shall include the offset as defined in Section 1.1.2(b).

3. FREEZING AVERAGE MONTHLY BASIS COMPENSATION. Effective for determining the Average Monthly Basis Compensation of Participants after the Accrual Cessation Date, Section 1.1.4 (formerly Section 1.1.4) of the Plan Statement is amended by adding thereto the following paragraph to the end thereof:

Notwithstanding the foregoing, no compensation or remuneration paid or deemed (or imputed) to be paid after the Accrual Cessation Date shall be considered in determining the Average Monthly Basis Compensation for any purpose under this Plan (i.e., Average Monthly Basis Compensation determined as of the Accrual Cessation Date shall never thereafter change).

4. FREEZING AVERAGE MONTHLY BONUS COMPENSATION. Effective for determining the Average Monthly Bonus Compensation of Participants after the Accrual Cessation Date, Section 1.1.5 (formerly Section 1.1.4) of the Plan Statement is amended by adding thereto the following paragraph to the end thereof:

Notwithstanding the foregoing, no compensation or remuneration paid or deemed (or imputed) to be paid after the Accrual Cessation Date shall be considered in determining the Average Monthly Bonus Compensation for any purpose under this Plan (i.e., Average Monthly Bonus Compensation determined as of the Accrual Cessation Date shall never thereafter change).

5. BENEFIT SERVICE. Effective the Accrual Cessation Date, Section 1.1.7(b) (formerly Section 1.1.6(b)) of the Plan Statement is amended by adding thereto the following sentence to the end of such section:

Notwithstanding the foregoing, no service performed (or deemed to be performed) after the Accrual Cessation Date, shall be considered in determining Benefit Service for the purpose of determining a Participant’s Accrued SERP Benefit under this Plan.

6. ELECTION FOR POST 2004 BENEFIT. Effective January 1, 2008, Section 3.1.2(b) of the Plan Statement is amended by the addition of the following paragraph to the end of such section:

Notwithstanding the foregoing, a Participant shall be permitted to elect to change from one form of life annuity to another form of life annuity. The Participant may make this election, in writing, on forms provided by and filed with the Principal Sponsor at any time prior to the Participant’s Separation from Service provided such life annuities constitute annuities under Treasury Regs. §1.409A-2(b)(2)(ii). For this purpose, the term life annuity means a series of substantially equal periodic payments, payable not less frequently than annually for the life of the Participant and/or the Participant’s joint annuitants. The optional forms of life annuity shall be actuarially equivalent, applying reasonable actuarial methods and assumptions.

7. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

October 9, 2008	APOGEE ENTERPRISES, INC.

	By	/s/ Russell Huffer
Its Chairman and Chief Executive Officer